BLACKROCK SERIES FUND INC.

BlackRock Government Money Market Portfolio

READY ASSETS GOVERNMENT LIQUIDITY FUND

READY ASSETS U.S.A. GOVERNMENT MONEY FUND

READY ASSETS U.S. TREASURY MONEY FUND

(each, a “Fund,” and collectively, the “Funds”)

Supplement dated December 22, 2016 to the

Statement of Additional Information of each Fund

The Funds have received an order from the Securities and Exchange Commission (the “Order”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, and rules thereunder, including a provision requiring that certain borrowings be made only from banks. Pursuant to the Order, the Funds may participate in an interfund lending program (the “Interfund Lending Program”) under which each Fund may lend money directly to and borrow money directly from certain other open-end BlackRock funds, including the Funds, for temporary purposes, to the extent consistent with its investment objectives, restrictions, policies, limitations and organizational documents, and subject to the conditions of the Order.

Effective immediately, Part I of each Fund’s Statement of Additional Information is amended to add the following to the table included under “Investment Objectives and Policies” to reflect that each Fund may engage in both interfund borrowing and interfund lending under the Interfund Lending Program, to the extent permitted by the Fund’s investment policies and restrictions:

Interfund Lending Program	X
Borrowing, to the extent permitted by the Fund’s investment policies and restrictions	X
Lending, to the extent permitted by the Fund’s investment policies and restrictions	X

Effective immediately, Part II of each Fund’s Statement of Additional Information is amended by adding the following as a new subsection under “Investment Risks and Considerations”:

Interfund Lending Program. Pursuant to an exemptive order granted by the SEC (the “IFL Order”), an open-end BlackRock fund (referred to as a “BlackRock fund” in this subsection), including a Fund, to the extent permitted by its investment policies and restrictions and subject to meeting the conditions of the IFL Order, has the ability to lend money to, and borrow money from, other BlackRock funds pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, BlackRock funds may lend or borrow money for temporary purposes directly to or from other BlackRock funds (an “Interfund Loan”). All Interfund Loans would consist only of uninvested cash reserves that the lending BlackRock fund otherwise would invest in short-term repurchase agreements or other short-term instruments. Although the Funds may, to the extent permitted by their investment policies, participate in the Interfund Lending Program as borrowers or lenders, they typically will not need to participate as borrowers because the Funds are money market funds and are required to comply with the liquidity provisions of Rule 2a-7 under the 1940 Act.

If a BlackRock fund has outstanding bank borrowings, any Interfund Loans to such BlackRock fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the BlackRock fund, that event of default will automatically (without need for action or notice by the lending BlackRock fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending BlackRock fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing BlackRock fund.

A BlackRock fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the BlackRock fund has a secured loan outstanding from any other lender, including but not limited to another BlackRock fund, the borrowing BlackRock fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing BlackRock fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the BlackRock fund may borrow through the Interfund Lending Program on a secured basis only. A BlackRock fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1⁄3% of its total assets or any lower threshold provided for by the BlackRock fund’s investment restrictions.

No BlackRock fund may lend to another BlackRock fund through the Interfund Lending Program if the loan would cause the lending BlackRock fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A BlackRock fund’s Interfund Loans to any one BlackRock fund shall not exceed 5% of the lending BlackRock fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending BlackRock fund and may be repaid on any day by a borrowing BlackRock fund.

The limitations described above and the other conditions of the IFL Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending BlackRock fund and the borrowing BlackRock fund. However, no borrowing or lending activity is without risk. When a BlackRock fund borrows money from another BlackRock fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one day’s notice, in which case the borrowing BlackRock fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another BlackRock fund. Interfund Loans are subject to the risk that the borrowing BlackRock fund could be unable to repay the loan when due, and a delay in repayment to a lending BlackRock fund could result in a lost opportunity or additional lending costs. No BlackRock fund may borrow more than the amount permitted by its investment restrictions.

Shareholders should retain this Supplement for future reference.

SAI-MM-BL-1216SUP